                                                                    EXHIBIT 25.1

______________________________________________________________________________
______________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                       _________________________________

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a trustee Pursuant to
                              Section 305(b) ____

                        BANK OF MONTREAL TRUST COMPANY
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

            New York                                               13-4941093
(JURISDICTION OF INCORPORATION OR ORGANIZATION                  (I.R.S. EMPLOYER
        IF NOT A U.S. NATIONAL BANK)                         IDENTIFICATION NO.)

          Wall Street Plaza
           88 Pine Street
         New York, New York                                          10005
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                              Mark F. McLaughlin
                        Bank of Montreal Trust Company
                               Wall Street Plaza
                   88 Pine Street, New York, New York  10005
                                (212) 701-7602
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                     ____________________________________

                           TELEMUNDO HOLDINGS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

         Delaware                                                13-3993031
  (STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NUMBER)

                             2290 West 8th Avenue
                              Hialeah, FL 33010
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ______________________________________

                    11 1/2% Senior Discount Notes due 2008
                      (TITLE OF THE INDENTURE SECURITIES)

________________________________________________________________________________
________________________________________________________________________________

ITEM 1.    GENERAL INFORMATION.
           --------------------

           Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Federal Reserve Bank of New York
                    33 Liberty Street, New York N.Y. 10045

                    State of New York Banking Department
                    2 Rector Street, New York, N.Y. 10006

     (b)   Whether it is authorized to exercise corporate trust powers.

             The Trustee is authorized to exercise corporate trust powers.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.
           ------------------------------

           If the obligor is an affiliate of the trustee, describe each such affiliation.

             The obligor is not an affiliate of the trustee.

ITEM 16.  LIST OF EXHIBITS.
          -----------------

     List below all exhibits filed as part of this statement of eligibility.

     Exhibit 1 - Copy of Organization Certificate of Bank of Montreal Trust
                 Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

     Exhibit 4 - Copy of the existing By-Laws of Bank of Montreal Trust Company;
                 incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

     Exhibit 6 - The consent of the Trustee required by Section 321(b) of the
                 Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

     Exhibit 7 - A copy of the latest report of condition of Bank of Montreal
                 Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 8th day of September, 1998.

                        BANK OF MONTREAL TRUST COMPANY


                           By:   /s/ Amy S. Roberts
                          ---------------------------
                                Amy S. Roberts
                                Vice President

                                                                       EXHIBIT 7

EXHIBIT "D"

                            STATEMENT OF CONDITION
                        BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK
                        ------------------------------

ASSETS

Due From Banks                                        $   528,979
                                                      -----------

Investment Securities:
       State & Municipal                               17,085,290
       Other                                                  100
                                                      -----------
               TOTAL SECURITIES                        17,085,390

Loans and Advances
       Federal Funds Sold                               4,400,000
       Overdrafts                                          10,000
                                                      -----------
               TOTAL LOANS AND ADVANCES                4 ,410,000
                                                      -----------

Investment in Harris Trust, NY                          8,509,571
Premises and Equipment                                    288,644
Other Assets                                            2,965,076
                                                      -----------
                                                       11,763,291
                                                      -----------

               TOTAL ASSETS                           $33,787,660
                                                      ===========

LIABILITIES

Trust Deposits                                        $ 8,680,937
Other Liabilities                                         824,388
                                                      -----------
               TOTAL LIABILITIES                        9,505,325
                                                      -----------

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
       Fully Paid - 10,000 Shares of $100               1,000,000
Surplus                                                 4,222,188
Retained Earnings                                      19,048,815
Equity - Municipal Gain/Loss                               11,332
                                                      -----------
               TOTAL CAPITAL ACCOUNTS                  24,282,335
                                                      -----------

               TOTAL LIABILITIES
               AND CAPITAL ACCOUNTS                   $33,787,660
                                                      ===========

     I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                              Mark F. McLaughlin
                              December 31, 1997

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                              Sanjiv Tandon
                              Kevin O. Healy
                              Steven R. Rothbloom